WAIVER dated as of November 14, 2003 (this "Waiver"), to the Credit
          Agreement dated as of September 28, 2000, as amended and restated as of April 11, 2001 (as further amended, restated or otherwise supplemented from time to time, the "Credit Agreement"), among CCL HISTORICAL, INC., formerly named CoreComm Limited (the "Parent"), ATX COMMUNICATIONS, INC., formerly named CoreComm Holdco, Inc. ("CCI"), CORECOMM COMMUNICATIONS, INC. (the "Borrower"), the lenders from time to time party thereto (the "Lenders") and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.

     A. The Parent, CCI and the Borrower have requested that the Lenders waive compliance with Sections 6.18 and 6.27 of the Credit Agreement in respect of the fiscal quarter ending September 30, 2003 and, until December 31, 2003, with
Section 5.05 of the Credit Agreement.

     B. The Lenders are willing to agree to such waivers, on the terms, subject to the conditions and to the extent set forth herein.

     In consideration of the premises and the agreements, provisions and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

     SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used but not defined herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

     SECTION 2. Waivers. Pursuant to Section 9.02(b) of the Credit Agreement, effective as of the Waiver Effective Date (as defined in Section 4 hereof):

     (a) The Lenders hereby waive compliance by the Borrower, CCI and the Parent with Sections 6.18 and 6.27 of the Credit Agreement solely in respect of the fiscal quarter ending September 30, 2003.

     (b) The Lenders hereby waive, until the Expiration Time, compliance by the Borrower, CCI and the Parent with Section 5.05 of the Credit Agreement solely in respect of material Tax liabilities that are delinquent or in default as of the date hereof and that have been disclosed to the Administrative Agent on or prior to the date hereof. For purposes hereof, the "Expiration Time" shall mean 5:00 p.m., New York City time on December 31, 2003. Immediately upon occurrence of the Expiration Time, the waiver by the Lenders of Section 5.05 of the Credit Agreement pursuant to this paragraph (b) shall automatically terminate and be of no further force or effect whatsoever, with the same effect as if it had never been granted.

     SECTION 3. Representations, Warranties and Agreements. To induce the other parties hereto to enter into this Waiver, each of the Parent, CCI and the

Borrower represents to each of the Lenders and the Administrative Agent that, as of the Waiver Effective Date:

     (a) after giving effect to this Waiver and subject to any disclosure (i) made in writing to the Administrative Agent and the Lenders prior to the date hereof or (ii) contained in publicly available documents filed by CCI with the Securities and Exchange Commission on or prior to the date hereof (including, without limitation, CCI's most recent quarterly report on Form 10-Q for the period ending September 30, 2003), the representations and warranties of each Loan Party set forth in the Loan Documents (as specifically updated on March 31, 2003, pursuant to that certain Fourth Amendment and Waiver to the Credit Agreement) are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent any representation or warranty relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date);

     (b) after giving effect to this Waiver, no Default or Event of Default has occurred and is continuing; and

     (c) this Waiver has been duly executed and delivered by each of the Parent, CCI and the Borrower and constitutes a legal, valid and binding obligation of each of the Parent, CCI and the Borrower, enforceable against each such party in accordance with its terms.

     SECTION 4. Conditions to Effectiveness. This Waiver shall become effective, retroactively to September 30, 2003, as of the date (the "Waiver Effective Date") upon which each of the following conditions are satisfied:

     (a) The Administrative Agent shall have received counterparts of this Waiver that, when taken together, bear the signatures of the Parent, CCI, the Borrower and the Required Lenders.

     (b) The Administrative Agent shall have received all fees and other amounts due and payable under the Credit Agreement or any other Loan Document on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel for the Administrative Agent and other advisors to the Administrative Agent) required to be reimbursed or paid by any Loan Party thereunder.

     SECTION 5. Effect of Waiver. Except as expressly set forth herein, this Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, amend, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Waiver shall apply and be effective only with respect to the matters expressly referred to herein. After the Waiver Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Waiver shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

     SECTION 6. Applicable Law. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 7. Counterparts. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original but all of which when taken together shall constitute but one and the same instrument. Delivery of an executed signature page of this Waiver by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     SECTION 8. Costs and Expenses. The Parent, CCI and the Borrower, jointly and severally, agree to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Waiver, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

     SECTION 9. Headings. The headings of this Waiver are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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
                                                                               4

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized officers as of the day and year first written above.

                               CCL HISTORICAL, INC.,

                                  by:
                                       _______________________________
                                       Name:
                                       Title:

                               ATX COMMUNICATIONS, INC.,

                                  by:
                                       _______________________________
                                       Name:
                                       Title:

                               CORECOMM COMMUNICATIONS, INC.,

                                  by:
                                       _______________________________
                                       Name:
                                       Title:

                               JPMORGAN CHASE BANK,
                                  individually and as Administrative Agent,

                                  by:
                                       _______________________________
                                       Name:
                                       Title:

                                        SIGNATURE PAGE TO WAIVER DATED AS OF
                                        NOVEMBER 14, 2003 TO THE CORECOMM CREDIT
                                        AGREEMENT DATED AS OF SEPTEMBER 28,
                                        2000, AS AMENDED

                                        To approve this Waiver:

                                        Name of Institution:

                                        _______________________________

                                        by:
                                           _________________________________
                                           Name:
                                           Title: